UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2008

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e). DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

IRC SECTION 409A – MODIFICATION OF COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 31, 2008, the terms of the Employment Agreement dated August 31, 2006, between the Registrant and Robert B. Barnhill, Jr., President and Chief Executive Officer of the Registrant, were modified for purposes of conformity with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended, and the Regulations thereunder (together, “409A”).  Generally, the modifications address compliance of the Employment Agreement with the final regulations under 409A, including changes to the definition of “Good Reason” and the procedures for determining whether grounds for a Good Reason termination exist, clarification that payments triggered by termination of employment will be made only if the termination is a “separation from service” within the meaning of 409A and that any acceleration  of payments by reason of a change in control will be made only if the change in control satisfies the 409A definition of that term, clarification of the dates on which benefits will be paid, and changes to conform the provision of in-kind benefits and/or reimbursement of fees and expenses to the requirements of 409A.  The original Employment Agreement was included as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed September 1, 2006.  The modified terms were documented by Amendment No. 1 to Employment Agreement, dated December 31, 2008, between the Registrant and Mr. Barnhill.

In addition, the Registrant and each of Gerald T. Garland, Senior Vice President of Solutions Development and Product Management, and Douglas A. Rein, Senior Vice President of Fulfillment and Operations, informally agreed to modify the existing Termination of Employment Agreement between the Registrant and each of them, as necessary for conformity with the requirements of 409A.  The modifications clarified, among other things, that any continued payment of post termination compensation will be made only if the termination is a “separation from service” within the meaning of 409A and that any payments triggered by separation from service will, if required by 409A, be accumulated and paid on the date which is six months following separation from service.  The form of Termination of Employment Agreement was filed as Exhibit 10.10 to the Registrant’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 26, 1999.

Also on December 31, 2008, the terms of the Supplemental Executive Retirement Plan agreement originally effective as of March 31, 1994 between the Registrant and Mr. Barnhill (the “SERP”) was amended for purposes of conformity with 409A.   The modifications, among other things, designated the form in which each of the SERP benefits would be paid, and clarified that payments triggered by termination of employment will be made only if the termination is a “separation from service” within the meaning of 409A and that such payments will in no event be paid sooner than the date which is six months following separation from service.   The original SERP was filed as an Exhibit to the Registration Statement on Form S-1 of the Registrant (File No 33-81834).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ David M. Young
David M. Young
Chief Financial Officer, Senior Vice President and Corporate Secretary

Dated: January 7, 2009